UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2023

Ra Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1670 Highway 160 West – Suite 205, Fort Mill, SC  29708

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (973) 691-2000

Not Applicable

(Former name of former address, if changes since last report.)

________________

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2023, Ra Medical Systems, Inc., a Delaware corporation (the “Company”), filed a certificate of amendment to its certificate of incorporation with the Secretary of State of Delaware, changing its name to Catheter Precision, Inc.  The name change will be effective on August 17, 2023.  In connection with the name change, the Company is changing its ticker symbol on the NYSE American to VTAK.  The Company anticipates that its common stock will begin trading on the NYSE American under the new ticker symbol on August 18, 2023.  The Company does not anticipate any changes to the CUSIP Number for its common stock.  A copy of the amendment to the Company’s certificate of incorporation is filed as Exhibit 3.1 herewith and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Report on Form 8-K contains "forward-looking statements" which include, but are not limited to, expectations regarding the timing of the Company’s proposed ticker symbol change and whether the Company’s common stock will receive a new CUSIP Number. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company's expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to, the following: the timing for trading to begin under the Company’s new ticker symbol is dependent upon the actions of the NYSE American and the Cusip Bureau, and the final determination of whether the Company will be required to obtain a new CUSIP Number for its common stock is subject to final CUSIP Bureau determination.  As a result, the timing of trading under the new ticker symbol and the status of the CUSIP number for the Company’s common stock could differ materially from management’s current expectations. Additional risks and uncertainties that could impact our business are included under the caption "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. These documents can be accessed on the Company's Investor Relations page at https://ir.ramed.com/ by clicking on the link titled "SEC Filings".

The forward-looking statements included in this Form 8-K are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Ra Medical Systems, Inc. Filed August 1, 2023 and Effective August 17, 2023

104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: August 4, 2023	/s/ Steven Passey
Steven Passey
Chief Financial Officer and Secretary

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